UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report (Date of earliest
                                event reported):
               November 13, 2001, as amended January 10, 2002 and
                            Amended on March 14, 2002



                       CHINA XIN NETWORK MEDIA CORPORATION
                             (Formerly Frefax Inc.)
               (Exact name of issuer as specified in its charter)






Florida                         000-29915                       650786722
State or other jurisdiction     Commission                    IRS Employer
of incorporation                File Number No.              IdentificationNo.



                1255 Peel Street, Montreal, Quebec CANADA H3B 2T9
               (Address of principal executive offices) (Zip Code)


                         Registrant's telephone number,
                              including area code:
                     Tel: (514) 398-0515 Fax: (514) 398-9901

Item 1. Changes in Control of Registrant.

Pursuant to an Acquisition Agreement, dated November 8, 2001 and closed November 13, 2001, between Frefax Inc. (FFAX), a Florida Corporation, and China Xin Network (Canada) Inc. (CXNC), a privately held Federally Chartered Canadian Corporation, 28,836,566 shares of common stock of FFAX were exchanged for 14,418,283 shares of common stock of CXNC, where CXNC becomes a wholly owned subsidiary of FFAX.

Prior to the closing of this transaction FFAX had issued and outstanding a total of 21,495,091 common shares, bringing the total number of shares outstanding to 50,331,657. No other cash consideration was involved.

The table below lists the names of the beneficial owners of FFAX shares know to the Registrant at the time of filing of this form.





------------------------- ----------------------------- -------------------------- --------------------------
     Title of Class            Name & Address of          Amount and Nature of         Percent of Class
                                Beneficial Owner          Beneficial Ownership
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             Jean-Francois Amyot                   9,371,884                    18.6%
                          550-1255 Peel Street
                          Montreal, Qc. H3B 2T9
                          CANADA (through 3884368
                          Canada Inc.)
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
                          Raymond Boisvert
                          550-1255 Peel Street
Common shares             Montreal, Qc. H3B 2T9                 9,371,884                    18.6%
                          CANADA (through 3884368
                          Canada Inc.)
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             China Economic Information           10,092,798                    20.1%
                          Network
                          (CEINet)
                          No. 58, Sanlihe Road
                          Beijing 100045
                          P.R.CHINA
------------------------- ----------------------------- -------------------------- --------------------------



As the founders and Joint Venture partners of CXNC, 3884368 Canada Inc. and CEINet hold 57.3% of all the outstanding and issued shares of FFAX.

A copy of the Acquisition Agreement is filed as an exhibit to the original 8-K filed November 13, 2001.

The table below lists the security holdings of Management:



------------------------- ----------------------------- -------------------------- --------------------------
     Title of Class            Name & Address of          Amount and Nature of         Percent of Class
                                Beneficial Owner          Beneficial Ownership
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             Jean-Francois Amyot                   9,371,884                    18.6%
                          CEO & Chairman of FFAX
                          550-1255 Peel Street
                          Montreal, Qc. H3B 2T9
                          CANADA
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             Raymond Boisvert                      9,371,884                    18.6%
                          President of FFAX
                          550-1255 Peel Street
                          Montreal, Qc. H3B 2T9
                          CANADA
------------------------- ----------------------------- -------------------------- --------------------------



Item 2. Acquisition or Disposition of Assets.

FFAX acquired 100% of the outstanding shares of CXNC in exchange for a total of 28,836,566 newly issued shares of FFAX common stock to CXNC shareholders. The issuance of the FFAX shares to CXNC effectively created a merger and change of control, such that CXNC is now a wholly owned subsidiary of FFAX. The shares issued by FFAX will be `restricted securities' as defined in Rule 144 under the Securities Act of 1933, and an appropriate legend will be placed on the certificates representing such shares, and stop transfer orders placed against them. No other financial compensation was issued for this transaction. To further accommodate this acquisition FFAX share structure will be re-capitalized in the near future.

Following the closing of the transaction, on November 14, 2001, Mr. Anthony Papa, the sole officer and Director of FFAX nominated Mr. Jean-Francois Amyot and Mr. Raymond Boisvert to the executive and board of directors of FFAX. Thereafter, Mr. Anthony Papa delivered to the Board his resignation letter along with the minutes of the FFAX Board.

With respect to China Xin Network (Canada) Inc., CXNC was incorporated on October 19th, 2000, to acquire the exclusive commercialization rights to the most reliable and timely financial, economic and business financial information on China, published by the China Economic Information Network (CEINet).

CXNC is a privately held company with its shares owned 65% by Mr. Jean-Francois Amyot and Mr. Raymond Boisvert, through their holding company 3884368 Canada Inc. and 35% by the China Economic Information Network (CEINet), a subsidiary of the Chinese State Information Center (SIC) which reports to the State Development Planning Commission.

CEINet was created by the SIC as a professional information service network, responsible for producing and publishing economic information on China. CEINet has a local information network in over 150 cities and regions all across China, forming a financial information network that covers the entire country.

The SIC is a government sponsored institution under the direct management of the State Development Planning Commission (SDPC). The SDPC reports directly to the State Council, which is China's cabinet, the highest body, of state administration.

CEINet currently publishes over 2000 financial news articles and features a week. This allows CXNC to provide its subscribers with over 200 news articles daily. The articles and reports that are published by CXNC are sourced primarily from CEINet. CEINet is the Chinese Government's primary source of financial, economic and business news, used in the planning and economic development of China.

CXNC will edit, normalize and properly classify all this data using industry standard NewsML tags. This process allows CXNC to display, hide or arrange certain areas of the same content in different ways. This allows the content to be automatically prepared for multi-channel publishing. The main products to be offered by CXNC include, Real-time Financial News, Corporate Profiles, Financial Television, Market Research and Monthly Industry Reviews.

CXNC presently operates from its head office in Montreal and has a staff of 15 editors, translators and support staff in its Beijing editorial office.

Item 3. Bankruptcy or Receivership.

NOT APPLICABLE

Item 4. Change in Registrant's Certifying Accountants

NOT APPLICABLE

Item 5. Other Events and Regulation FD Disclosure.

Following the closing of the acquisition on November 13, 2001, Mr. Anthony Papa, the Chairman and sole member of the Board of Directors of FFAX, nominated Mr. Jean-Francois Amyot as CEO and Mr. Raymond Boisvert as President and further nominated Mssrs. Amyot and Boisvert as directors of FFAX. Following these announcements, Mr. Anthony Papa resigned all his executive positions and seat on the board of directors.

On November 15th, 2001, The CEO, Jean-Francois Amyot announced the appointment of Mr. David Dingwall as member of the Board of Directors. David Dingwall has held several positions within both the Canadian provincial and federal governments as an administrator, a legislator, and a cabinet minister. In 1980, he was elected to the Parliament of Canada and served as Parliamentary Secretary to the Minister of Energy, Mines and Resources. He was successively re-elected in 1984, 1988, and 1993.

On January 4 2002, FFAX amended and restated its articles of incorporation to change its name to CHINA XIN NETWORK MEDIA CORPORATION and increase its authorized share capital to 150,000,000 common shares and 30,000,000 preferred shares.


Item 6. Resignations of Registrant's Directors.

Mr. Anthony Papa, Chairman and sole Director of FFAX resigned from the executive and the board following the nominations of the new executive and board member.

Item 7. Financial Statements and Exhibits.

The merger between CXNC and CXN Media Corporation (formerly FREFAX) is considered a `Reverse Take Over' and hence all historic financial data is being restated to reflect the financial information of CXNC.

Included in this 8-K are all the financial statements of CXNC from inception (October 19, 2000), including interim statements covering CXNC operations prior to the merger on November 8, 2001. Statements have also been produced for Frefax Inc (now called China Xin Network Media Corporation), which include and interim statements up to the end of the second quarter of December 31, 2001

                         China Xin Network (Canada) Inc.
                          (A Development Stage Company)
                          Interim Financial Statements
                     For the Period Ended December 31, 2000
                                       and
           Cumulative Period From October 19, 2000 (date of inception)
                              to December 31, 2000



China Xin Network (Canada) Inc.
(A Development Stage Company)

Interim Financial Statements
December 31, 2000

Contents                                                         F-1
Review Engagement Report                                         F-2
Unaudited Interim Balance Sheet                                  F-3
Unaudited Interim Statement of Operations and Comprehensive
  Income (Loss)                                                  F-4
Unaudited Interim Statement of Stockholders' Deficiency          F-5
Unaudited Interim Statement of Cash Flow                         F-6
Unaudited Notes to Interim Financial Statements                  F-7

REVIEW ENGAGEMENT REPORT

To the Shareholders of
China Xin Network (Canada) Inc.
(A Development Stage Company)

We have reviewed the interim balance sheet of China Xin Network (Canada) Inc. (a development stage company) as at December 31, 2000 and the interim statements of operations and comprehensive income (loss, stockholders' deficiency and cash flows for the period then ended from October 19, 2000 (date of inception) to December 31, 2000 and cumulative from October 19, 2000 (date of inception) to December 31, 2000. Our review was made in accordance with generally accepted accounting standards in the United States of America for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these interim financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these interim financial statements are not, in all material respects, in accordance with generally accepted accounting principles in the United States of America.


//s Fine & Associates
Fine & Associates
Chartered Accountants

Montreal, Quebec
March 4, 2002

China Xin Network (Canada) Inc.
(A Development Stage Company)

Interim Balance Sheet
As at December 31, 2000
(Unaudited)


                                                                                                            2000
                                                                                                             US$

Assets

Current

  Cash                                                                                                       $ 9,083



Liabilities

Current

  Accrued expenses                                                                                             $ 576

Shareholders' Equity

Stockholders' deficiency
  Class "A" common stock - no par value, unlimited shares
  Authorized - 14,418,283 shares issued and outstanding                                                        9,083

Deficit                                                                                                         (576)


                                                                                                               8,507


                                                                                                             $ 9,083


See accompanying notes

Approved on Behalf of the Board:

//s  Jean-Francois Amyot Director


//s  Raymond Boisvert  Director

China Xin Network (Canada) Inc.
(A Development Stage Company)


Interim Statement of Operations and Comprehensive Income (Loss)
(Unaudited)

                                                                                                           Cumulative
                                                                                                           period from
                                                                                                             October
                                                                                        From                 19, 2000
                                                                                 October 19, 2000            (date of
                                                                               (date of inception)  to     inception) to
                                                                                     December 31,           December 31,
                                                                                          2000                   2000
                                                                                           US$                    US$


Income                                                                                  $  -               $  -



Expenses

  Selling, general and administrative expenses                                                576                576



Loss before Provision for Income Taxes                                                       (576)              (576)

Provision for Income Taxes                                                                 -                  -


Comprehensive Net (Loss)                                                                   $ (576)            $ (576)


See accompanying notes

China Xin Network (Canada) Inc.
(A Development Stage Company)


Interim Statement of Stockholder's Deficiency
For the period from October 19, 2000 (date of inception) to December 31, 2000 (Unaudited)



                                                                                                                           US$
                                                 Class "A"                                              US$               Total
                                               Common Stock                    US$                   Accumulated      Stockholders'
                                                 Shares                       Amount                   Deficit           Equity


Issuance of Class "A" common stock
  upon capitalization of company                  14,418,283                   $ 9,083                  $  -             $ 9,083

Net loss from date of inception
  (October 19, 2000) to December 31, 2000             -                         -                            (576)        (576)


Balances at December 31, 2000                     14,418,283                   $ 9,083                     $ (576)      $ 8,507

See accompanying notes



China Xin Network (Canada) Inc.
(A Development Stage Company)

Interim Statement of Cash Flows
For the Period Ended
(Unaudited)

                                                                                                                 Cumulative
                                                                                                                period from
                                                                                          From               October 19, 2000
                                                                                   October 19, 2000              (date of
                                                                                (date of inception) to         inception) to
                                                                                       December 31,              December 31,
                                                                                           2000                    2000
                                                                                            US$                     US$


Cash Flows from Operating Activities
  Net loss                                                                                  $ (576)             $ (576)
  Adjustments to reconcile net loss to net cash used for operating activities:
    Accrued expenses                                                                           576                 576


Net Cash used for Operating Activities                                                       -                   -

Cash Flows from Financing Activities

  Proceeds from initial capitalization of company
    and from sale of common stock                                                            9,083               9,083

Net Cash Provided by Financing Activities                                                    9,083               9,083

Net Increase in Cash                                                                         9,083               9,083

Cash - Beginning of Period                                                                  -                   -

Cash - End of Period                                                                       $ 9,083             $ 9,083


Supplemental disclosure of non-cash flow information:

  Cash paid during the year for:
    Interest                                                                            $   -               $   -
    Income taxes                                                                            -                   -

                                                                                        $   -               $   -

See accompanying notes

China Xin Network (Canada) Inc.
(A Development Stage Company)

Notes to Interim Financial Statements
As at December 31, 2000
(Unaudited)

1.    Organization

      China Xin Network Inc. (the Company) is a Federal Registered Canadian Company with its head office in Montreal, Canada. The Company is a Canadian based provider of financial, economic and business information on China. CXN presently operates from its head office in Montreal and has a staff of 15 editors, translators and support staff in its Beijing China editorial office.

      The Company was incorporated on October 19, 2000 (date of inception), to acquire the exclusive commercialisation rights to the most reliable and timely financial, economic and business financial information on China, published by an agency of the People's Republic of China, the China Economic Information Network (CEINet). On May 25, 2001, the Company signed an exclusive agreement with CEINet.

      Under the terms of the agreement, the Company has a 12 year exclusive global distribution rights to disseminate information published by CEINet, in English, French and Spanish and in Chinese outside China,. The Company's goal is to be the preferred provider of financial, economic and business information on China. Subscribers will depend on the Company's financial news, in-depth research reports and market reviews, which will be written and edited using the best available practices and quality control expected by global audience.


2.    Accounting Policies

      a)    Basis of Presentation

            The Company is considered to be a development stage company as of December 31, 2000 since planned principal operations have not yet commenced.

      b)    Cash and Cash Equivalent

            The Company considers highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

      c)    Furniture, Fixtures and Equipment

            Furniture, fixtures and equipment are recorded at cost less accumulated depreciation which is provided on the straight-line basis over the estimated useful lives of the assets which range between three and seven years. Expenditures for maintenance and repairs are expensed as incurred.

China Xin Network (Canada) Inc.
(A Development Stage Company)

Notes to Interim Financial Statements
As at December 31, 2000
(Unaudited)

      d)    Income Taxes

            The Company accounts for income taxes in accordance with the "liability method" of accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the respective periods' taxable income for federal, state and foreign income tax reporting purposes.


2.    Accounting Policies - Cont'd

      e)    Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      f)    Fair Value Disclosure at December 31, 2000

            The carrying value of recoverable use tax, loan receivable - unsecured, accrued expenses - related party, and loans from related party is a reasonable estimate of their fair value.

      g)    Foreign Currency Translation

            The functional currency for the Company's foreign operation is the applicable local currency, Canadian dollars. The translation from Canadian dollars to U.S. dollars is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and for revenue and expense accounts using a weighted average exchange rate during the period. The resulting translation adjustments are recorded as a component of comprehensive income. Gains or losses resulting from foreign currency transactions are included in the statements of operations.

China Xin Network (Canada) Inc.
(A Development Stage Company)

Notes to Interim Financial Statements
As at December 31, 2000
(Unaudited)


3.    Going Concern
      The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. Until such time the Company is raising investment capital to cover its ongoing operating costs.

4.    Accrued Expenses Related Party
      Accrued expenses at December 31, 2000 consist of $576 professional fees owing.

5.    Provision for Income Tax
      Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related to differences between the financial statement and income tax bases of assets and liabilities for financial statement and income tax reporting purposes. Deferred tax assets and liabilities represent the future tax return consequences of these temporary differences, which will either be taxable or deductible in the year when the assets or liabilities are recovered or settled. Accordingly, measurement of the deferred tax assets and liabilities attributable to the book-tax basis differentials are computed by the Company at a rate of approximately 34% for federal and 7% for provincial.

                         China Xin Network (Canada) Inc.
                          (A Development Stage Company)
                              Financial Statements
                       For the Period Ended June 30, 2001
                                       and
           Cumulative Period From October 19, 2000 (date of inception)
                                to June 30, 2001



China Xin Network (Canada) Inc.
(A Development Stage Company)


Financial Statements
June 30, 2001


Contents                                                   F-10
Independent Auditors' Report                               F-11
Balance Sheet                                              F-12
Statement of Operations and Comprehensive
  Income (Loss)                                            F-13
Statement of Stockholders' Deficiency                      F-14
Statement of Cash Flows                                    F-15
Notes to Financial Statements                              F-16

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of China XIN Network (Canada) Inc.



We have audited the accompanying balance sheet of China XIN Network (Canada) Inc. (a development stage company) (the "Company") as of June 30, 2001 and the related statements of operations and comprehensive income (loss), stockholders' deficiency and cash flows for the period October 19, 2000 (date of inception) to June 30, 2001 and cumulative period from October 19, 2000 (date of inception) to June 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2001 and the results of its operations and cash flows for the period ended October 19, 2000 (date of inception) to June 30, 2001 and cumulative period from October 19, 2000 (date of inception) to June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations and has no established source of revenue which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 3. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

//s  Fine & Associates
Fine & Associates
Chartered Accountants


Montreal, Quebec
March 4, 2002

China Xin Network (Canada) Inc.
(A Development Stage Company)

Balance Sheet
As at June 30, 2001
  2001



                                                                                                          US$
Assets

Current

  Cash                                                                                                      $ 42,671
  Prepaid and deposits                                                                                        15,495
  Loan receivable - employees                                                                                  5,524
  Receivable use tax                                                                                           4,384
                                                                                                               -----

                                                                                                              68,074

Capital Assets                                                                                                 4,909
                                                                                                               -----

                                                                                                            $ 72,983

Liabilities

Current

  Accrued expenses                                                                                           $ 2,599
  Accrued expenses - related party                                                                            14,024
                                                                                                              ------

                                                                                                              16,623

Loans Payable (Note 6)                                                                                       164,706

                                                                                                             181,329
Shareholders' Deficiency

Stockholders' deficiency
  Class "A" common stock - no par value, unlimited shares
  Authorized - 14,418,283 shares issued and outstanding                                                        9,083

Deficit                                                                                                     (117,429)
                                                                                                            (108,346)

                                                                                                            $ 72,983


See accompanying notes

Approved on Behalf of the Board:

//s Jean-Frnacois Amyot Director
//s Raymond Boisvert Director

China Xin Network (Canada) Inc.
(A Development Stage Company)


Statement of Operations and Comprehensive Income (Loss)


                                                                                                           Cumulative
                                                                                                           Period from
                                                                                                             October
                                                                                     For the period         19, 2000
                                                                                    October 19, 2000        (date of
                                                                                  (date of inception)      inception) to
                                                                                          June 30,           June 30,
                                                                                            2001               2001
                                                                                             US$                US$


Income                                                                              $      -             $      -



Expenses

  Selling, general and administrative expenses                                            117,429              117,429



Loss before Provision for Income Taxes                                                   (117,429)            (117,429)

Provision for Income Taxes                                                                 -                    -


Comprehensive Net (Loss)                                                               $ (117,429)          $ (117,429)


See accompanying notes

China Xin Network (Canada) Inc.
(A Development Stage Company)


Statement of Stockholder's Deficiency
For the period from October 19, 2000 (date of inception) to June 30, 2001





                                                  Class "A"                                                US$
                                                Common Stock        US$       Accumulated             Stockholders'       US$
                                                    Shares         Amount       Deficit                Deficiency        Total
                                                ------------       ------     -----------             -----------        -----

Issuance of Class "A" common stock
  upon capitalization of company                     14,418,283                   $ 9,083                $    -           $ 9,083

Net loss from date of inception
  (October 19, 2000) to June 30, 2001                    -                         -                        (117,429)    (117,429)


Balances at June 30, 2001                            14,418,283                     9,083                   (117,429)    (108,346)


See accompanying notes

China Xin Network (Canada) Inc.
(A Development Stage Company)

Statement of Cash Flows
For the Period Ended


                                                                                                             Cumulative
                                                                                                            period from
                                                                                                         October 19, 2000
                                                                                   From October              (date of
                                                                                19, 2000 ( date            inception) to
                                                                              of inception) June 30,          June 30,
                                                                                         2001                    2001

Cash Flows from Operating Activities
  Net loss                                                                              $ (117,429)         $ (117,429)
  Adjustments to reconcile net loss to net cash used for operating activities:
    Depreciation                                                                               755                 755
  (Increase) decrease in:
    Recoverable use tax                                                                     (4,384)             (4,384)
    Prepaids and deposits                                                                  (15,495)            (15,495)
    Loan receivable - employees                                                             (5,524)             (5,524)
    Accrued expenses - related party                                                        14,024              14,024
    Accrued expenses                                                                         2,599               2,599
                                                                                             -----               -----

Net Cash used for Operating Activities                                                    (125,454)           (125,454)
                                                                                          ---------           ---------

Cash Flows from Investing Activities

  Purchase of furniture, fixtures and equipment                                             (5,664)             (5,664)

Net Cash used for Investing Activities                                                      (5,664)             (5,664)
                                                                                            -------             -------

Cash Flows from Financing Activities

  Proceeds from initial capitalization of company
    and from sale of common stock                                                            9,083               9,083
  Loans payable                                                                            164,706             164,706

Net Cash Provided by Financing Activities                                                  173,789             173,789
                                                                                           -------             -------

Net Increase in Cash                                                                        42,671              42,671

Cash - Beginning of Period                                                                  -                   -

Cash - End of Period                                                                      $ 42,671            $ 42,671

Supplemental disclosure of non-cash flow information: Cash paid during the year for:
    Interest                                                                          $     -             $     -
    Income taxes                                                                            -                   -

                                                                                      $     -             $     -

See accompanying notes

China Xin Network (Canada) Inc.
(A Development Stage Company)

Notes to Financial Statements
As at June 30, 2001

1.    Organization

      China Xin Network Inc. (the Company) is a Federal Registered Canadian Company with its head office in Montreal, Canada. The Company is a Canadian based provider of financial, economic and business information on China. CXN presently operates from its head office in Montreal and has a staff of 15 editors, translators and support staff in its Beijing China editorial office.

      The Company was incorporated on October 19, 2000, to acquire the exclusive commercialisation rights to the most reliable and timely financial, economic and business financial information on China, published by an agency of the People's Republic of China, the China Economic Information Network (CEINet). On May 25, 2001, the Company signed an exclusive agreement with CEINet.

      Under the terms of the agreement, the Company has a 12 year exclusive global distribution rights to disseminate information published by CEINet, in English, French and Spanish and in Chinese outside China,. The Company's goal is to be the preferred provider of financial, economic and business information on China. Subscribers will depend on the Company's financial news, in-depth research reports and market reviews, which will be written and edited using the best available practices and quality control expected by global audience.

2.    Accounting Policies
      a)    Basis of Presentation

            The Company is considered to be a development stage company as of June 30, 2001 since planned principal operations have not yet commenced.

      b)    Cash and Cash Equivalent

            The Company considers highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

      c)    Furniture, Fixtures and Equipment

            Furniture, fixtures and equipment are recorded at cost less accumulated depreciation which is provided on the straight-line basis over the estimated useful lives of the assets which range between three and seven years. Expenditures for maintenance and repairs are expensed as incurred.

      d)    Income Taxes

            The Company accounts for income taxes in accordance with the "liability method" of accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the respective periods' taxable income for federal, state and foreign income tax reporting purposes.

China Xin Network (Canada) Inc.
(A Development Stage Company)

Notes to Financial Statements
As at June 30, 2001

2.    Accounting Policies - Cont'd

      e)    Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      f)    Fair Value Disclosure at June 30, 2001
            --------------------------------------

            The carrying value of recoverable use tax, loan receivable - unsecured, accrued expenses - related party, and loans from related party is a reasonable estimate of their fair value.

      g)    Foreign Currency Translation

            The functional currency for the Company's foreign operation is the applicable local currency, Canadian dollars. The translation from Canadian dollars to U.S. dollars is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and for revenue and expense accounts using a weighted average exchange rate during the period. The resulting translation adjustments are recorded as a component of comprehensive income. Gains or losses resulting from foreign currency transactions are included in the statements of operations.

3.    Going Concern
      The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. Until such time the company is raising investment capital to cover its ongoing operating costs.

4.    Accrued Expenses Related Party
      Accrued expenses at June 30, 2001 consist of $14,024 represent management fees charged by the Company's officers.

5.    Provision for Income Tax
      Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related to differences between the financial statement and income tax bases of assets and liabilities for financial statement and income tax reporting purposes. Deferred tax assets and liabilities represent the future tax return consequences of these temporary differences, which will either be taxable or deductible in the year when the assets or liabilities are recovered or settled. Accordingly, measurement of the deferred tax assets and liabilities attributable to the book-tax basis differentials are computed by the Company at a rate of approximately 34% for federal and 7% for provincial.

China Xin Network (Canada) Inc.
(A Development Stage Company)


Notes to Financial Statements
As at June 30, 2001



6.    Loans Payable

      The loans payable bear interest at prime + 2% and are convertible at the option of the holder at a rate of $0.125 per common share for a total conversion of 1,338,794 common shares and 1,323,494 warrants.

                         China Xin Network (Canada) Inc.
                          (A Development Stage Company)
                          Interim Financial Statements
                      For the Period Ended November 7, 2001
                                       and
           Cumulative Period From October 19, 2000 (date of inception)
                               to November 7, 2001




China Xin Network (Canada) Inc.
(A Development Stage Company)

Interim Financial Statements
November 7, 2001

Contents                                                        F-19
Review Engagement Report                                        F-20
Unaudited Interim Balance Sheet                                 F-21
Unaudited Interim Statements of Operations and Comprehensive
  Income (Loss)                                                 F-22
Unaudited Interim Statement of Stockholders' Deficiency         F-23
Unaudited Interim Statement of Cash Flows                       F-24
Unaudited Notes to Interim Financial Statements                 F-25

REVIEW ENGAGEMENT REPORT

To the Shareholders of
China Xin Network (Canada) Inc.
(A Development Stage Company)

We have reviewed the interim balance sheet of China Xin Network (Canada) Inc. as at November 7, 2001 and the interim statements of operations and comprehensive income (loss), stockholders' deficiency and cash flows for the period then ended from July 1, 2001 to November 7, 2001 and cumulative from October 19, 2000 (date of inception) to November 7, 2001. Our review was made in accordance with generally accepted standards in the United States of America for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these interim financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these interim financial statements are not, in all material respects, in accordance with generally accepted accounting principles in the United States of America.



//s Fine & Associates
Fine & Associates
Chartered Accountants


Montreal, Quebec
March 4, 2002

China Xin Network (Canada) Inc.
(A Development Stage Company)

Interim Balance Sheet
As at November 7, 2001
(Unaudited)

                                                                                                                2001
                                                                                                                 US$

Assets

Current

  Prepaid and deposits                                                                                       $ 9,339
  Loan receivable - employees                                                                                  1,912
  Receivable use tax                                                                                          22,137

                                                                                                              33,388

Capital Assets                                                                                                66,148
                                                                                                              ------

                                                                                                           $  99,536

Liabilities

Current

  Bank indebtedness                                                                                          $ 3,088
  Accrued expenses                                                                                            81,477
  Accrued expenses - related party                                                                            14,746

                                                                                                              99,311

Loans Payable (Note 7)                                                                                       443,664

                                                                                                             542,975
Shareholders' Deficiency

Stockholders' deficiency
  Class "A" common stock - no par value, unlimited shares
  Authorized - 14,418,283 shares issued and outstanding                                                        9,083

Deficit                                                                                                     (452,522)

                                                                                                            (443,439)

                                                                                                           $  99,536

See accompanying notes

Approved on Behalf of the Board:
//s  Jean-Francois Amyot  Director
//s  Raymond Boisvert  Director

China Xin Network (Canada) Inc.
(A Development Stage Company)


Interim Statement of Operations and Comprehensive Income (Loss)
(Unaudited)

                                                                                                      Cumulative
                                                                                                       period from
                                                                                                         October
                                                                                        From            19, 2000
                                                                                     July 1, 2001       (date of
                                                                                          to          inception) to
                                                                                     November 7,        November 7,
                                                                                          2001               2001
                                                                                          US$                US$


Income                                                                              $      -           $      -



Expenses

  Selling, general and administrative expenses                                             58,646            452,522
                                                                                          -------            --------



Loss before Provision for Income Taxes                                                    (58,646)          (452,522)

Provision for Income Taxes                                                                 -                  -


Comprehensive Net (Loss)                                                                $ (58,646)        $ (452,522)


See accompanying notes

China Xin Network (Canada) Inc.
(A Development Stage Company)


Interim Statement of Stockholder's Deficiency
For the period from October 19, 2000 (date of inception) to November 7, 2001 (Unaudited)




                                                                                                                          US$
                                              Class "A"                                            US$                   Total
                                             Common Stock                      US$             Accumulated           Stockholders'
                                                 Shares                      Amount             Deficit              Deficiency
                                             -----------                     ------            -----------           ----------

Issuance of Class "A" common stock
  upon capitalization of company                 14,418,283                   $ 9,083        $    -                      $ 9,083

Net loss from date of inception
 (October 19, 2000 to June 30, 2001)                 -                         -                (117,429)               (117,429)


Balances at June 30, 2001                        14,418,283                     9,083           (117,429)               (108,346)

Net loss from (July 1, 2001 -
  September 30, 2001)                               -                          -                (276,447)               (276,447)


Balance at September 30, 2001                    14,418,283                     9,083           (393,876)               (384,793)

Net loss from October 1, 2001
   to November 7 2001                                -                         -                 (58,646)                (58,646)


                                                 14,418,283                   $ 9,083         $ (452,522)             $ (443,439)


See accompanying notes
                                                                                      F-23

China Xin Network (Canada) Inc.
(A Development Stage Company)

Interim Statement of Cash Flows
For the Period Ended
(Unaudited)

                                                                                                           Cumulative
                                                                                                           period from
                                                                                                        October 19, 2000
                                                                                      From July 1,          (date of
                                                                                         2001 to          inception) to
                                                                                       November 7,          November 7,
                                                                                           2001                 2001
                                                                                            US$                  US$

Cash Flows from Operating Activities
  Net loss                                                                               $ (58,646)         $ (452,522)
  Adjustments to reconcile net loss to net cash used for operating activities:
    Depreciation                                                                            -                    4,322
  (Increase) decrease in:
    Recoverable use tax                                                                     (2,988)            (22,137)
    Prepaids and deposits                                                                   10,623              (9,339)
    Loan receivable - employees                                                             (1,912)             (1,912)
    Accrued expenses - related party                                                       (51,225)             14,746
    Accrued expenses                                                                        64,771              81,477
                                                                                            ------              ------

Net Cash used for Operating Activities                                                     (39,377)           (385,365)
                                                                                           --------           ---------

Cash Flows from Investing Activities

  Purchase of furniture, fixtures and equipment                                             (6,120)            (70,470)

Net Cash used for Investing Activities                                                      (6,120)            (70,470)
                                                                                            -------            --------

Cash Flows from Financing Activities

  Proceeds from initial capitalization of company
    and from sale of common stock                                                           -                    9,083
  Bank advances                                                                              3,088               3,088
  Loans payable                                                                             34,360             443,664

Net Cash Provided by Financing Activities                                                   37,448             455,835
                                                                                            ------             -------
Net Decrease in Cash                                                                        (8,049)             -

Cash - Beginning of Period                                                                  (8,049)             -
                                                                                            -------             -
Cash - End of Period                                                                  $     -           $       -

Supplemental disclosure of non-cash flow information: Cash paid during the year for:
    Interest                                                                          $     -           $       -
    Income taxes                                                                            -                   -
                                                                                      $     -           $       -

See accompanying notes

China Xin Network (Canada) Inc.
(A Development Stage Company)

Notes to Financial Statements
As at November 7, 2001
(Unaudited)

1. Organization
      China Xin Network Inc. (the Company) is a Federal Registered Canadian Company with its head office in Montreal, Canada. The Company is a Canadian based provider of financial, economic and business information on China. CXN presently operates from its head office in Montreal and has a staff of 15 editors, translators and support staff in its Beijing China editorial office.

      The Company was incorporated on October 19, 2000 (date of inception) to acquire the exclusive commercialisation rights to the most reliable and timely financial, economic and business financial information on China, published by an agency of the People's Republic of China, the China Economic Information Network (CEINet). On May 25, 2001, the Company signed an exclusive agreement with CEINet.

      Under the terms of the agreement, the Company has a 12 year exclusive global distribution rights to disseminate information published by CEINet, in English, French and Spanish and in Chinese outside China,. The Company's goal is to be the preferred provider of financial, economic and business information on China. Subscribers will depend on the Company's financial news, in-depth research reports and market reviews, which will be written and edited using the best available practices and quality control expected by global audience.

2.    Accounting Policies
      a)    Basis of Presentation

            The Company is considered to be a development stage company as of November 7, 2001 since planned principal operations have not yet commenced.

      b)    Cash and Cash Equivalent

            The Company considers highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

      c)    Furniture, Fixtures and Equipment

            Furniture, fixtures and equipment are recorded at cost less accumulated depreciation which is provided on the straight-line basis over the estimated useful lives of the assets which range between three and seven years. Expenditures for maintenance and repairs are expensed as incurred.

      d)    Income Taxes

            The Company accounts for income taxes in accordance with the "liability method" of accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the respective periods' taxable income for federal, state and foreign income tax reporting purposes.

China Xin Network (Canada) Inc.
(A Development Stage Company)

Notes to Interim Financial Statements
As at November 7, 2001
(Unaudited)

2.    Accounting Policies - Cont'd
      e)    Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      f)    Fair Value Disclosure at November 7, 2001

            The carrying value of recoverable use tax, loan receivable - unsecured, accrued expenses - related party, and loans from related party is a reasonable estimate of their fair value.

      g)    Foreign Currency Translation

            The functional currency for the Company's foreign operation is the applicable local currency, Canadian dollars. The translation from Canadian dollars to U.S. dollars is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and for revenue and expense accounts using a weighted average exchange rate during the period. The resulting translation adjustments are recorded as a component of comprehensive income. Gains or losses resulting from foreign currency transactions are included in the statements of operations.

3.    Going Concern
      The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. Until such time the Company is raising investment capital to cover its ongoing operating costs.

4.    Accrued Expenses Related Party
      Accrued expenses at November 7, 2001 consist of $ 14,746 represents management fees charged by the Company's officers.

5.    Provisions for Income Tax
      Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related to differences between the financial statement and income tax bases of assets and liabilities for financial statement and income tax reporting purposes. Deferred tax assets and liabilities represent the future tax return consequences of these temporary differences, which will either be taxable or deductible in the year when the assets or liabilities are recovered or settled. Accordingly, measurement of the deferred tax assets and liabilities attributable to the book-tax basis differentials are computed by the Company at a rate of approximately 34% for federal and 7% for provincial.

China Xin Network (Canada) Inc.
(A Development Stage Company)

Notes to Financial Statements
As at November 7, 2001
(Unaudited)

6.       Commitments and Contingencies
a)       Rent

         The company leases office spaces under temporary lease arrangements expiring in June 2002 and August 2003. Minimum monthly payments are $ 8,726.

b)       Insurance

         The  Company   maintains   adequate   property  and  general  Liability
         insurance. At the date of the balance sheet the Company is not aware of any claims.

         7. Loans  Payable

         The loans payable bear interest at prime + 2% and are convertible at the option of the holder at a rate of $ 0.125 per common share for a total conversion of 3,307,261 common shares and 3,291, 961 warrants.


8.       Subsequent Event

         On November 8, 2001, Frefax Inc. a US public company acquired 100% of the issued and outstanding shares of the Company. In exchange Frefax Inc. issued 28,836,566 issued common shares on a 2 for 1 basis to the existing shareholders of the Company. This acquisition was treated as a reverse takeover, and accordingly the accompanying historical financial statements relating to periods prior to November 8, 2001 are those of the Company.

         As of November 8, 2001, Frefax Inc. did not have any assets or liabilities. Furthermore, the former Chairman of the Company has signed a statutory declaration to personally indemnify the Company for any unrecorded liabilities and third party claims if any, that may arise in the future.

         As a result of the issuance of 28,836,566 new shares of common stock, Frefax Inc. was in excess of its 50,000,000 authorized share capital by 331,657 shares. On January 4, 2002 Frefax Inc. amended and restated its Articles of Incorporation to reflect the increased Authorized Share Capital. On the same date, Frefax Inc. changed its name to CHINA XIN NETWORK MEDIA CORPORATION. Accordingly the Company has now become a wholly owned subsidiary of CHINA XIN NETWORK MEDIA CORPORATION.

                           Frefax, Inc. and Subsidiary
                          (A Development Stage Company)
                    Consolidated Interim Financial Statements
                     For the Period Ended December 31, 2001
                                       and
           Cumulative Period From October 19, 2000 (date of inception)
                              to December 31, 2001


Frefax, Inc. and Subsidiary
(A Development Stage Company)

Financial Statements
December 31, 2001

Contents                                                                F-28
Review Engagement Report                                                F-29
Unaudited Consolidated Interim Balance Sheet                            F-30
Unaudited Consolidated Interim Statements of Operations and
  Comprehensive Income (Loss)                                           F-31
Unaudited Consolidated Interim Statement of Stockholders' Deficiency    F-32
Unaudited Consolidated Interim Statement of Cash Flows                  F-33
Unaudited Consolidated Interim Notes to Financial Statements            F-34

REVIEW ENGAGEMENT REPORT

To the Shareholders of
Frefax, Inc. and Subsidiary
(A Development Stage Company)

We have reviewed the consolidated interim balance sheet of Frefax, Inc. and Subsidiary (a development stage company) as at December 31, 2001 and the consolidated interim statements of operations and comprehensive income (loss) and cash flows for the period then ended from November 8, 2001 to December 31, 2001. Our review was made in accordance with generally accepted standards in the Unites States of America for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these interim consolidated financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these interim consolidated financial statements are not, in all material respects, in accordance with generally accepted accounting principles in the United States of America.


//s  Fine & Associates
Fine & Associates
Chartered Accountants


Montreal, Quebec
March 4, 2002

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Consolidated Interim Balance Sheet
As at December 31, 2001
(Unaudited)

                                                                                                             2001
                                                                                                              US$

Assets

Current

  Cash                                                                                                      $ 77,784
  Receivable use tax                                                                                          25,988
                                                                                                              ------

                                                                                                             103,772

Capital Assets (Note 2(d))                                                                                    71,341
                                                                                                              ------

                                                                                                           $ 175,113


Liabilities

Current

  Accrued expenses                                                                                          $ 50,055
  Accrued expenses - related party                                                                             9,112
  Loans from related parties                                                                                  37,223
                                                                                                              ------

                                                                                                              96,390

Loans Payable (Note 7)                                                                                       744,325
                                                                                                             -------

                                                                                                             840,715
Shareholders' Deficiency

  Common stock - $.001 par value, 50,000,000 shares
  Authorized - 50,331,657 shares issued and outstanding                                                       50,332
  Paid-in Capital Deficiency                                                                                 (87,472)
  Accumulated deficit during the development stage                                                          (628,462)
                                                                                                            ---------

                                                                                                            (665,602)

                                                                                                           $ 175,113

See accompanying notes

Approved on Behalf of the Board:
//s  Jean-Francois Amyot  Director
//s Raymond Boisvert Director

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Consolidated Interim Statements of Operations and Comprehensive Income (Loss) (Unaudited)


                                                                                         From                Cumulative
                                                                                       November             period ended
                                                                                        8, 2001            October19,2000
                                                                                          to           (date of inception)
                                                                                     December 31,         to December 31,
                                                                                          2001                    2001
                                                                                          US$                      US$


Income                                                                           $         -        $         -


Expenses

  Selling, general and administrative expenses                                            175,940            628,462


Loss before Provision for Income Taxes                                                   (175,940)          (628,462)

Provision for Income Taxes                                                                 -                  -

Comprehensive Net (Loss)                                                             $   (175,940)      $   (628,462)


Basic:

  Net loss                                                                                      0                  0



Weighted Average Number of Common Shares Outstanding                                   50,331,657         50,331,657



See accompanying notes

Frefax, Inc. and Subsidiary
(A Development Stage Company)


Consolidated Interim Statements of Stockholders' Deficiency For the Period from October 19, 2000 (date of inception) to December 31, 2001 (Unaudited)


                                                                          Accumulated
                                                                           Deficit      Accumulated
                                                               Paid-in   during the       other            Stock         Total
                                       Common Stock            Capital    Development    Comprehensive  Subscriptions Stockholders'
                                          Shares     Amount  Deficiency     Stage       Income (Loss)    Receivable   Deficiency
                                                      US$         US$         US$          US$              US$          US$


Balances at June 30, 2001                21,495,091     21,495    279,315    (139,877)    (10,807)      (196,349)       (46,223)

November 8, 2001 issuance of
common stock in connection with
the acquisition of subsidiary            28,836,566     28,837   (366,787)    139,877      10,807        196,349          9,083

Net loss for the period Oct. 19, 2000
(date of inception) to Nov. 7, 2001          -          -          -         (452,522)      -             -            (452,522)

Net loss for the period Nov. 8, 2001 to
December 31, 2001                            -          -          -         (175,940)      -             -            (175,940)


                                         50,331,657     50,332    (87,472)   (628,462)      -             -            (665,602)


See accompanying notes

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Consolidated Interim Statements of Cash Flows
For the Period Ended
(Unaudited)

                                                                                       November 8,         October 19,
                                                                                          2001          2000 (date of inception)
                                                                                           to                   to
                                                                                       December 31,         December 31,
                                                                                           2001                 2001
                                                                                            US$                  US$

Cash Flows from Operating Activities
  Net loss                                                                              $ (175,940)         $ (628,462)
  Adjustments to reconcile net loss to net
    Cash used for operating activities:
    Depreciation                                                                             2,688               8,354
    Decrease in prepaids and deposits                                                        9,339              -
    Increase in recoverable use tax                                                         (3,851)            (25,988)
    Decrease in accrued expenses                                                           (31,422)             50,054
    Decrease in accrued expenses - related parties                                         (14,634)                112
    Decrease in loan receivable - employees                                                  1,912              -
                                                                                             -----              --

Net Cash used for Operating Activities                                                    (211,908)           (595,930)
                                                                                          ---------           ---------

Cash Flows from Investing Activities
  Purchase of capital assets                                                                (7,881)            (79,694)

Net Cash used for Investing Activities                                                      (7,881)            (79,694)
                                                                                            -------            --------

Cash Flows from Financing Activities
  Increase in loans payable                                                                300,661             744,325
  Increase in capital stock                                                                 19,754              28,837
  Write-off of deficit to paid-in capital                                                  139,877             139,877
  Write-off of other comprehensive income to paid-in capital                                10,807              10,807
  Write-off of stock subscription receivable to paid-in capital                            196,349             196,349
  Decrease in paid-in capital                                                             (366,787)           (366,787)
  Decrease in bank advances                                                                 (3,088)             -
                                                                                            -------             ------

Net Cash Provided by Financing Activities                                                  297,573             753,408
                                                                                           -------             --------

Net Increase in Cash                                                                        77,784              77,784
Cash - Beginning of Period                                                                  -                   -
Cash - End of Period                                                                      $ 77,784            $ 77,784

Supplemental disclosure of non-cash flow information: Cash paid during the year for:
    Interest                                                                         $      -           $       -
    Income taxes                                                                            -                   -
                                                                                     $      -           $       -

See accompanying notes
                                      F-33

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Notes to Consolidated Interim Financial Statements
As at December 31, 2001
(Unaudited)

1. Backgrounds and Organization

         On November 8, 2001, Frefax Inc. acquired China Xin Network (Canada) Inc., (the Company) a Canadian corporation. Under the acquisition agreement, Frefax Inc. acquired all of the outstanding common stock of the Company in exchange for 28,836,566 newly issued common shares issued on a 2 for 1 basis to the existing shareholders of the Company. The acquisition was treated as a reverse acquisition, and accordingly the accompanying historical financial statements relating to periods prior to November 8, 2001 are those of the Company.

         As of November 8, 2001, Frefax Inc. did not have any assets or liabilities. Furthermore in this connection, the former Chairman of Frefax Inc. has signed a statutory declaration to personally indemnify the Company for any unrecorded liabilities and their party claims if any, that may arise in the future.

         As a result of the issuance of 28,836,566 new shares of common stock, Frefax Inc. was in excess of its 50,000,00 authorized shares by 331,657 shares. As stated in Note 9, Frefax Inc. on January 4, 2002 amended and restated its Articles of Incorporation to reflect the increased Authorized Share Capital.

2.    Accounting Policies

      a)    Basis of Presentation

            The Company is considered to be a development stage company as of December 31, 2001 since planned principal operations have not yet commenced.

      b)    Principles of Consolidation

            The accompanying consolidated financial statements include the accounts of the Company from October 19, 2000 (date of inception) after elimination of all significant intercompany transaction and accounts.

      c)    Cash and Cash Equivalent

            The Company considers highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Notes to Consolidated Interim Financial Statements
As at December 31, 2001
(Unaudited)

2.    Accounting Policies (Cont'd)

      d)    Furniture, Fixtures and Equipment

            Furniture, fixtures and equipment are recorded at cost less accumulated depreciation which is provided on the straight-line basis over the estimated useful lives of the assets which range between three and seven years. Expenditures for maintenance and repairs are expensed as incurred.

      e)    Income Taxes

            The Company accounts for income taxes in accordance with the "liability method" of accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the respective periods' taxable income for federal, state and foreign income tax reporting purposes. As at December 31, 2001, these amounts were Nil.

      f)    Earnings per Share

            Earnings per common share is computed pursuant to SFAS No. 128 "Earnings Per Share". Basic earnings per share is computed as net income (loss) available to common shareholders divided by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and convertible preferred stock.

      g)    Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      h)    Fair Value Disclosure at December 31, 2001

            The carrying value of recoverable use tax, accrued expenses - related party, and loans from related party is a reasonable estimate of their fair value.

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Notes to Consolidated Interim Financial Statements
As at December 31, 2001
(Unaudited)


      i)    Effect of New Accounting Standards

            The Company does not believe that any recently issued accounting standards, not yet adopted by the Company, will have a material impact on its financial position and results of operations when adopted.

            During June 2001, SFAS No. 141, "Business Combinations" was issued. This standard addresses financial accounting and reporting for business combinations. All business combinations within the scope of SFAS 141 are to be accounted for using one method - the purchase method. Use of the pooling-of-interests method is prohibited. The provisions of SFAS 141 apply to all business combinations initiated after June 30, 2001. It also applies to all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001 or later.

            During June 2001, SFAS No. 142, "Goodwill" and Other Intangible Assets" was issued. This standard addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. SFAS 142 also addresses how goodwill and other intangibles assets should be accounted for after they have been initially recognized in the financial statements. The provision of SFAS 142 is effective for fiscal years beginning after December 15, 2001.

3.    Going Concern

      The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. Until such time the company is raising investment capital to cover its ongoing operating costs.

4.    Accrued Expenses Related Party

      Accrued expenses at December 31, 2001 consist of $9,000 professional fees, which have been paid subsequently by the Company's President.

5. Provisions for Income Tax

      Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related to differences between the financial statement and income tax bases of assets and liabilities for financial statement and income tax reporting purposes. Deferred tax assets and liabilities represent the future tax return consequences of these temporary differences, which will either be taxable or deductible in the year when the assets or liabilities are recovered or settled. Accordingly, measurement of the deferred tax assets and liabilities attributable to the book-tax basis differentials are computed by the Company at a rate of approximately 34% for federal and 6% for state.

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Notes to Consolidated Interim Financial Statements
As at December 31, 2001
(Unaudited)


6.    Commitments and Contingencies

      a)    Insurance

            The Company maintains adequate property and general liability insurance. At the date of the Balance Sheet, the Company is not aware of any claims.

      b)    Rent

            The Company leases office space under temporary lease expiring in June 2002, and August 2003. Minimum monthly payments are approximately $8,726.

7.    Loans Payable

      The loans payable bear interest at prime + 2% and are convertible into common shares of the Company at the option of the holder at a rate of $0.125 per common share for a total of 6,020,932 common shares and 6,005,632 warrants.

      As of December 31st, 2001, the majority of the holders of the loans payable have agreed to the conversion privilege.

 Frefax, Inc. and Subsidiary
(A Development Stage Company)


Notes to Consolidated Interim Financial Statements
As at December 31, 2001
(Unaudited)


8.       Stockholders' Deficiency

a) As of the date of the reverse merger, with CXN, H subsequently referred to as the Company, Frefax Inc. had no assets or liabilities. Furthermore, the former Chairman of Frefax Inc. has signed a statutory declaration to personally indemnify the Company for any unrecorded liabilities and third party claims, if any, that may arise in the future.

         As a result of the issuance of 28,836,566 new shares of common stock, Frefax Inc. exceeded its Authorized Share Capitals by 331,657 shares.

         On January 4, 2002, the Company obtained approval to amend and restate its Articles of Incorporation to reflect the increase to its Authorized Share Capital. Simultaneously the authorities accepted the change of the Company's name to China Xin Network Media Corporation.


   9.     Subsequent Events

         On November 8, 2001, Frefax Inc. a US public company acquired 100% of the issued and outstanding shares of the Company. In exchange Frefax Inc. issued 28,836,566 issued common shares on a 2 for 1 basis to the existing shareholders of the Company. This acquisition was treated as a reverse takeover, and accordingly the accompanying historical financial statements relating to periods prior to November 8, 2001 are those of the Company.

         As of November 8, 2001, Frefax Inc. did not have any assets or liabilities. Furthermore, the former Chairman of the Company has signed a statutory declaration to personally indemnify the Company for any unrecorded liabilities and third party claims if any, that may arise in the future.

         As a result of the issuance of 28,836,566 new shares of common stock, Frefax Inc. was in excess of its 50,000,000 authorized share capital by 331,657 shares. On January 4, 2002 Frefax Inc. amended and restated its Articles of Incorporation to reflect the increased Authorized Share Capital. On the same date, Frefax Inc. changed its name to CHINA XIN NETWORK MEDIA CORPORATION. Accordingly the Company has now become a wholly owned subsidiary of CHINA XIN NETWORK MEDIA CORPORATION.

                           Frefax, Inc. and Subsidiary
                          (A Development Stage Company)
                    Consolidated Interim Financial Statements
                     For the Period Ended December 31, 2001
                                       and
           Cumulative Period From October 19, 2000 (date of inception)
                              to December 31, 2001



Frefax, Inc. and Subsidiary
(A Development Stage Company)




Financial Statements
December 31, 2001



Contents
Review Engagement Report                                                F-39
Unaudited Consolidated Interim Balance Sheet                            F-40
Unaudited Consolidated Interim Statements of Operations and
  Comprehensive Income (Loss)                                           F-41
Unaudited Consolidated Interim Statement of Stockholders' Deficiency    F-42
Unaudited Consolidated Interim Statement of Cash Flows                  F-43
Unaudited Consolidated Interim Notes to Financial Statements            F-45

REVIEW ENGAGEMENT REPORT



To the Shareholders of
 Frefax, Inc. and Subsidiary
(A Development Stage Company)



We have reviewed the consolidated interim balance sheet of Frefax, Inc. and Subsidiary (a development stage company) as at December 31, 2001 and the consolidated interim statements of operations and comprehensive income (loss) and cash flows for the period October 1, 2001 to December 31, 2001 and from October 19, 2000 (date of inception) to December 31, 2000 and cumulative from October 19, 2000 (date of inception) to December 31, 2001. Our review was made in accordance with generally accepted standards in the Unites States of America for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these interim consolidated financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these interim consolidated financial statements are not, in all material respects, in accordance with generally accepted accounting principles in the United States of America.


//s  Fine & Associates
Fine & Associates
Chartered Accountants


Montreal, Quebec
March 4, 2002

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Consolidated Interim Balance Sheet
As at December 31, 2001
(Unaudited)

                                                                                                             2001
                                                                                                             US$

Assets

Current
  Cash                                                                                                        77,784
  Receivable use tax                                                                                          25,988
                                                                                                              ------

                                                                                                             103,772

Capital Assets (Note 2(d))                                                                                    71,341

                                                                                                           $ 175,113

Liabilities

Current

  Accrued expenses                                                                                          $ 50,055
  Accrued expenses - related party                                                                             9,112
  Loans from related parties                                                                                  37,223

                                                                                                              96,390

Loans Payable (Note 7)                                                                                       744,325

                                                                                                             840,715

Shareholders' Deficiency
  Common stock - $.001 par value, 50,000,000 shares
  Authorized - 50,331,657 shares issued and outstanding                                                       50,332
  Paid-in capital deficiency                                                                                 (87,472)
  Accumulated deficit during the development stage                                                          (628,462)

                                                                                                            (665,602)

                                                                                                           $ 175,113

See accompanying notes

Approved on Behalf of the Board:

//s  Jean-Francois Amyot Director

 //s Raymond Boisvert Director

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Consolidated Interim Statements of Operations and Comprehensive Income (Loss) (Unaudited)



                                                                              From               From            Cumulative
                                                                         Oct.  1,2001          Oct 19, 2000           Ended
                                                                           Period           date of inception)     Oct 19 2000
                                                                              to                  to           (date of inception)
                                                                            Dec. 31,            Dec. 31,            to Dec 31
                                                                            2001              2000                     2001
                                                                              US$                 US$                  US$


Income                                                             $         -     $         -                $     -

Expenses

  Selling, general and administrative expenses                              234,586           576              628,462



Loss before Provision for Income Taxes                                    (234,586)         (576)             (628,462)

Provision for Income Taxes                                                   -             -                         -


Comprehensive Net (Loss)                                              $   (234,586)     $   (576)           $ (628,462)



Basic:

  Net loss                                                                       0             0



Weighted Avg. Number of Common S/O                                      50,331,657         50,331,657         50,331,657



See accompanying notes

Frefax, Inc. and Subsidiary
(A Development Stage Company)


Consolidated Interim Statements of Stockholders' Deficiency For the Period from October 19, 2000 (date of inception) to December 31, 2001 (Unaudited)


                                                                           Accumulated
                                                                             Deficit      Accumulated
                                                                Paid-in   during the       other         Stock         Total
                                          Common Stock         Capital     Development    Comprehensive  Subscriptions Stockholders'
                                   Shares            Amount    Deficiency    Stage         Income (Loss) Receivable    Deficiency
                                                      US$        US$          US$            US$              US$           US$


Balances at June 30, 2001          21,495,091       21,495     279,315      (139,877)      (10,807)    (196,349)      (46,223)

November 8, 2001 issuance of
common stock in connection with
acquisition of subsidiary          28,836,566       28,837     366,787)      139,877        10,807      196,349         9,083

Net loss for the period
Oct 19, 2000,
(date of inception)
to Sept 30, 2001                       -            -           -           (393,876)        -           -           (393,876)

Net loss for the period
Oct 1, 2001 to
  December 31, 2001                    -            -           -           (234,586)        -           -           (234,586)


                                   50,331,657       50,332     (87,472)     (628,462)        -           -           (665,602)


See accompanying notes

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Consolidated Interim Statements of Cash Flows
For the Period Ended
(Unaudited)

                                                                                        October 1,        October 19, 2000
                                                                                          2001 to       (date of inception) to
                                                                                       December 31,          December 31,
                                                                                           2001                  2001
                                                                                            US$                   US$

Cash Flows from Operating Activities
  Net loss                                                                              $ (234,586)         $ (628,462)
  Adjustments to reconcile net loss to net
    Cash used for operating activities:
    Depreciation                                                                             4,032               8,354
    Decrease in prepaids and deposits                                                       19,962              -
    Increase in recoverable use tax                                                         (6,839)            (25,988)
    Decrease in accrued expenses                                                            33,348              50,054
    Decrease in accrued expenses - related parties                                         (65,859)                112
                                                                                           --------                ---

Net Cash used for Operating Activities                                                    (249,942)           (595,930)
                                                                                          ---------           ---------

Cash Flows from Investing Activities
  Purchase of capital assets                                                               (15,344)            (79,694)
                                                                                           --------            --------

Net Cash used for Investing Activities                                                     (15,344)            (79,694)
                                                                                           --------            --------

Cash Flows from Financing Activities
  Increase in loans payable                                                                335,021             744,325
  Increase in capital stock                                                                 19,754              28,837
  Write-off of deficit to paid-in capital                                                  139,877             139,877
  Write-off of other comprehensive income to paid-in capital                                10,807              10,807
  Write-off of stock subscription receivable to paid-in capital                            196,349             196,349
  Decrease in paid-in capital                                                             (366,787)           (366,787)
                                                                                          ---------           ---------

Net Cash Provided by Financing Activities                                                  335,021             753,408
                                                                                           -------             -------

Net Increase in Cash                                                                        69,735              77,784
Cash - Beginning of Period                                                                   8,049              -
                                                                                             -----              -----

Cash - End of Period                                                                      $ 77,784            $ 77,784

Supplemental disclosure of non-cash flow information: Cash paid during the year for:
    Interest                                                                         $      -           $       -
    Income taxes                                                                            -                   -
                                                                                     $      -           $       -

See accompanying notes
                                      F-44

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Notes to Consolidated Interim Financial Statements
As at December 31, 2001
(Unaudited)

1.    Background and Organization

         Frefax Inc. was incorporated in the State of Florida on September 26, 1997 as Central Group Inc.

         On November 8, 2001, Frefax Inc. acquired China Xin Network (Canada) Inc., (the Company), a Canadian corporation. Under the acquisition agreement, Frefax Inc. acquired all of the outstanding common stock of the Company in exchange for 28,836,566 newly issued common shares of its common stock issued on a 2 for 1 basis to the existing shareholders of the Company. The acquisition was treated as a reverse acquisition.

         In order to provide meaningful comparatives, the accompanying historical financial statements relating to periods prior to November 8, 2001 are those of the Company. Since Frefax Inc. did not have any assets or liabilities on November 8, 2001, all amounts reflected in its Stockholder's deficiency were written off by the Company. Furthermore in this connection, the former Chairman of Frefax Inc. has signed a statutory declaration to personally indemnify the Company for any unrecorded liabilities and their party claims if any, that may arise in the future.

         As a result of the issuance of 28,836,566 new shares of common stock, Frefax Inc. was in excess of its 50,000,00 authorized shares by 331,657 shares. As stated in Note 9, Frefax Inc. on January 4, 2002 amended and restated its Articles of Incorporation to reflect the increased Authorized Share Capital.

2.    Accounting Policies

      a)    Basis of Presentation

            The Company is considered to be a development stage company as of December 31, 2001 since planned principal operations have not yet commenced.

      b)    Principles of Consolidation

            The accompanying consolidated financial statements include the accounts of the Company from October 19, 2000 (date of inception) after elimination of all significant intercompany transaction and accounts.

      c)    Cash and Cash Equivalent

            The Company considers highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Notes to Consolidated Interim Financial Statements
As at December 31, 2001
(Unaudited)

2.    Accounting Policies (Cont'd)

      d)    Furniture, Fixtures and Equipment

            Furniture, fixtures and equipment are recorded at cost less accumulated depreciation which is provided on the straight-line basis over the estimated useful lives of the assets which range between three and seven years. Expenditures for maintenance and repairs are expensed as incurred.

      e)    Income Taxes

            The Company accounts for income taxes in accordance with the "liability method" of accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the respective periods' taxable income for federal, state and foreign income tax reporting purposes. As at December 31, 2001, these amounts were Nil.

      f)    Earnings per Share

            Earnings per common share is computed pursuant to SFAS No. 128 "Earnings Per Share". Basic earnings per share is computed as net income (loss) available to common shareholders divided by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and convertible preferred stock.

      g)    Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      h)    Fair Value Disclosure at December 31, 2001

            The carrying value of recoverable use tax, accrued expenses - related party, and loans from related party is a reasonable estimate of their fair value.

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Notes to Consolidated Interim Financial Statements
As at December 31, 2001
(Unaudited)

      i)    Effect of New Accounting Standards

            The Company does not believe that any recently issued accounting standards, not yet adopted by the Company, will have a material impact on its financial position and results of operations when adopted.

            During June 2001, SFAS No. 141, "Business Combinations" was issued. This standard addresses financial accounting and reporting for business combinations. All business combinations within the scope of SFAS 141 are to be accounted for using one method - the purchase method. Use of the pooling-of-interests method is prohibited. The provisions of SFAS 141 apply to all business combinations initiated after June 30, 2001. It also applies to all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001 or later.

            During June 2001, SFAS No. 142, "Goodwill" and Other Intangible Assets" was issued. This standard addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. SFAS 142 also addresses how goodwill and other intangibles assets should be accounted for after they have been initially recognized in the financial statements. The provision of SFAS 142 is effective for fiscal years beginning after December 15, 2001.

3.    Going Concern
      The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. Until such time, the Company is raising investment capital to cover its ongoing operating costs.


4.    Accrued Expenses Related Party
      Accrued expenses at December 31, 2001 consist of $9,000 professional fees which have been subsequently paid directly by the Company's President.


5.    Provision for Income Tax
      Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related to differences between the financial statement and income tax bases of assets and liabilities for financial statement and income tax reporting purposes. Deferred tax assets and liabilities represent the future tax return consequences of these temporary differences, which will either be taxable or deductible in the year when the assets or liabilities are recovered or settled. Accordingly, measurement of the deferred tax assets and liabilities attributable to the book-tax basis differentials are computed by the Company at a rate of approximately 34% for federal and 6% for state.

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Notes to Consolidated Interim Financial Statements
As at December 31, 2001
(Unaudited)



6.    Commitments and Contingencies
      a)    Insurance

            The Company maintains adequate property and general liability insurance. At the date of the Balance Sheet, the Company is not aware of any claims.

      b)    Rent

            The Company leases office space under temporary lease expiring in June 2002, and August 2003. Minimum monthly payments are approximately $8,726.


7.    Loans Payable
      The loans payable bear interest at prime + 2% and are convertible into common shares of the Company at the option of the holder at a rate of $0.125 per common share for a total of 6,020,932 common shares and 6,005,632 warrants.

      As of December 31st, 2001, the majority of the holders of the loans payable have agreed to the conversion privilege.

Frefax, Inc. and Subsidiary
(A Development Stage Company)

Notes to Consolidated Interim Financial Statements
As at December 31, 2001
(Unaudited)


8.    Stockholders' Deficiency

         On November 8, 2001, Frefax Inc. acquired the Company. Under the acquisition agreement, Frefax Inc. acquired all of the outstanding common stock of the Company in exchange for 28,836,566 newly issued common shares of its common stock issued on a 2 for 1 basis to the existing shareholders of the Company. The acquisition was treated as a reverse acquisition.

         In order to provide meaningful comparatives, the accompanying historical financial statements relating to periods prior to November 8, 2001 are those of the Company. Since Frefax Inc. did not have any assets or liabilities on November 8, 2001, all amounts reflected in its Stockholder's deficiency were written off by the Company. Furthermore in this connection, the former Chairman of Frefax Inc. has signed a statutory declaration to personally indemnify the Company for any unrecorded liabilities and their party claims if any, that may arise in the future.

         As a result of the issuance of 28,836,566 new shares of common stock, Frefax Inc. was in excess of its 50,000,00 authorized shares by 331,657 shares. As stated in Note 9, Frefax Inc. on January 4, 2002 amended and restated its Articles of Incorporation to reflect the increased Authorized Share Capital.

9.     Subsequent Events

         On November 8, 2001, Frefax Inc. a US public company acquired 100% of the issued and outstanding shares of the Company. In exchange Frefax Inc. issued 28,836,566 issued common shares on a 2 for 1 basis to the existing shareholders of the Company. This acquisition was treated as a reverse takeover, and accordingly the accompanying historical financial statements relating to periods prior to November 8, 2001 are those of the Company.

         As of November 8, 2001, Frefax Inc. did not have any assets or liabilities. Furthermore, the former Chairman of the Company has signed a statutory declaration to personally indemnify the Company for any unrecorded liabilities and third party claims if any, that may arise in the future.

         As a result of the issuance of 28,836,566 new shares of common stock, Frefax Inc. was in excess of its 50,000,000 authorized share capital by 331,657 shares. On January 4, 2002 Frefax Inc. amended and restated its Articles of Incorporation to reflect the increased Authorized Share Capital. On the same date, Frefax Inc. changed its name to CHINA XIN NETWORK MEDIA CORPORATION. Accordingly the Company has now become a wholly owned subsidiary of CHINA XIN NETWORK MEDIA CORPORATION.

Item 8. Change in Fiscal Year.

NOT APPLICABLE

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CHINA XIN NETWORK MEDIA CORPORATION
                             (Formerly FreFax Inc..)
                                  (Registrant)





Date: March 14, 2002              By:/s/ Jean-Francois Amyot
                                       -----------------------
                                       Name: Jean-Francois Amyot,
                                       Title:   CEO & Chairman